DEFINED ASSET FUNDS




Select Ten Portfolio

1997

Series 5


A Simple
Investment
Strategy For
Total Return.













Merrill Lynch
[LOGO]








SELECTING INVESTMENTS FOR YOUR PORTFOLIO CAN BE COMPLICATED. SOMETIMES, SIMPLE CAN BE BETTER.

The Select Ten Strategy
The Select Ten Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Dow Jones Industrial Average* for about one year (the "Strategy").

It's Simple
The Portfolio offers a simple way to seek potential values in the equity market by investing in established companies whose prices may be depressed.

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield at the time of the offering, and will hold them for about one year. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can take the cash. Although each Portfolio is a one year investment, we recommend you stay with the Strategy for at least three to five years.

It's Convenient
You have a convenient way to invest in a fixed Portfolio of widely held stocks with just one purchase. You'll also enjoy the advantages of:

o Low cost.  The minimum investment is about $250.

o Quarterly dividends. You will receive four consolidated checks per year, not 40 for the 10 stocks.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

*Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio. The "S&P 500" is a trademark of Standard & Poor's Corporation.



Select Ten Portfolio 1997 Series 5(**)

Name of Issuer                                Ticker              Current
                                              Symbol         Dividend Yield***

1.  Philip Morris Companies, Inc.               MO                  3.87%
2.  General Motors Corporation                  GM                  3.09
3.  J.P. Morgan & Company, Inc.                 JPM                 3.07
4.  Chevron Corporation                         CHV                 2.78
5.  AT&T Corporation                            T                   2.75
6.  Exxon Corporation                           XON                 2.72
7.  Eastman Kodak Company                       EK                  2.68
8.  Minnesota Mining & Manufacturing            MMM                 2.28
        Company
9.  Du Pont(E.I.)De Nemours & Company           DD                  2.17
10. International Paper Company                 IP                  2.12

----------
     **Initial date of deposit - November 10, 1997.

     ***Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi-annual ordinary dividend received on that security and dividing the result by that security's market value as of the close of trading on November 7, 1997. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

PAST PERFORMANCE OF PRIOR SELECT TEN PORTFOLIOS
The chart below shows average annual total returns for the following Series, which assumes an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series:

       Series From Inception                     Most Recently
          Through 9/30/97                     Completed Portfolio
       ---------------------                  -------------------
Inception                  Return      Period                    Return
---------                  ------      ------                    ------
5/17/91       Series B     17.63%      5/20/96-     Series B     27.54%
                                       6/27/97

1/3/92        Series A     17.86%      1/18/96-     Series A     31.27%
                                       2/28/97

9/1/92        Series C     20.75%      9/12/95-     Series C     30.30%
                                       10/31/96

7/22/96       Series 3     32.60%      7/22/96-     Series 3     33.68%
                                       8/29/97

Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series Since Inception and Most Recently Completed Portfolio will differ because Series Since Inception figures reflect a reduced sales charge for consecutive rollovers and because the performance period of the Most Recently Completed Portfolio is different.


The Dow Jones Industrial Average
The Dow Jones Industrial Average (DJIA) consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. These companies are highly capitalized and their stocks are widely held by both individual and institutional investors. They are:

Allied Signal
Aluminum Co. of America
American Express
AT&T
Boeing
Caterpillar
Chevron                                        SELECT TEN PORTFOLIO
Coca-Cola DJIA                                     DJIA
Walt Disney                                        [LOGO]
Du Pont
Eastman Kodak
Exxon
General Electric
General Motors
Goodyear
Hewlett-Packard
IBM
International Paper
Johnson & Johnson
McDonald's
Merck
3M
J.P. Morgan & Co.
Philip Morris
Proctor & Gamble
Sears Roebuck & Co.
Travelers Group
Union Carbide
United Technologies
Wal-Mart


Hypothetical Performance of the Strategy (not any Portfolio)

Growth of $10,000 invested 1/1/72 through 9/30/97

[A mountain chart, captioned "Hypothetical Performance of the Strategy (not any Portfolio) Growth of $10,000 invested in 1/1/72 through 9/30/97," compares the cumulative annual performance from 1972 through 9/30/97 of the Strategy (blue) with the Dow Jones Industrial Average (DJIA) (pink) and the S&P 500 Index (green). A blue box in the upper left quadrant indicates the components of the Strategy**** performance section of the chart. The horizontal or (Y) axis compares the cumulative annual performance by YEAR, from 1972 through 9/30/97. The vertical or (X) axis reflects DOLLAR AMOUNT value for each index from 1972 ending 9/30/97. The initial value of each investment is $10,000. Throughout the period from 1972 through September 30, 1997, increases in each investment build towards the right vertical or (X) axis.
At the end of this period, the right vertical or (X) axis, reflects the ending value of the STRATEGY ($505,427), the ending value of the DJIA($251,377) and the ending value of the S&P 500 Index ($237,872)].

Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 11 and the S&P 500 Index in 10 of the last 25 years. There can be no assurance that any Portfolio will outperform either index.

Annual Total Returns

Strategy returns are net of sales charges and expenses.****

Year   Strategy     DJIA   S&P 500    Year     Strategy     DJIA    S&P 500
                            Index                                    Index

1972     20.29%    18.21%   18.98%    1985       26.66      32.78     31.43

1973     -2.99    -13.12   -14.66     1986       32.60      26.91     18.37

1974     -2.28    -23.14   -26.47     1987        5.00       6.02      5.67

1975     55.05     44.40    36.92     1988       19.53      15.95     16.58

1976     32.84     22.72    23.53     1989       25.33      31.71     31.11

1977     -2.80    -12.71    -7.19     1990       -9.91      -0.57     -3.20

1978     -1.81      2.69     6.39     1991       31.40      23.93     30.51

1979     10.38     10.52    18.02     1992        6.35       7.34      7.67

1980     24.40     21.41    31.50     1993       24.95      16.72      9.97

1981      5.50     -3.40    -4.83     1994        1.92       4.95      1.30

1982     23.49     25.79    20.26     1995       34.51      36.48     37.10

1983     36.49     25.68    22.27     1996       25.97      28.57     22.69

1984      5.37      1.06     5.95     9/30/97    22.11      24.80     29.45

                                      Average    16.46%     13.34%    13.10%


**** Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses (about 0.21% a year).


Average Annual Total Returns
for periods ending 12/31/96

             3 year    5 year    10 year    15 year    20 year    25 year

Strategy     19.58%    17.85%    15.52%     18.43%     15.37%     16.06%

  DJIA       22.57%    18.20%    16.49%     18.27%     14.27%     12.76%

S&P 500      19.44%    15.07%    15.20%     16.57%     14.33%     12.35%
 Index*



Returns represent price changes plus dividends reinvested at each year end and do not reflect any deductions of commissions or taxes. Portfolio performance will differ from the Strategy because of commissions and taxes, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. The Strategy does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors. For additional information on the Strategy and the Portfolio, please speak to your financial professional.


Defining Your Risks
The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.
o The Portfolio is designed for investors willing and able to assume the risks generally associated with equity investments. It may not be appropriate for investors seeking capital preservation.
o There can be no assurance that the Portfolio or the Strategy will meet their objectives.
o The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal rate of 28%.
o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the deferred sales charge and the charge for organizational expenses.



Defining Your Cost

Low Initial Sales Charge/
Reduced Charge for Rollovers

First-time investors pay an initial sales charge of about 1% when they buy. All investors pay a deferred sales charge of $1.75 per 1,000 units, deducted in each of the last ten months of the Portfolio ($17.50 total).

                                As a % of Public Offering      Amount per
                                          Price                1,000 Units

Initial Sales Charge                      1.00%                  $10.00
Deferred Sales Charge                     1.75%                  $17.50
                                          ====                    =====
--------------------------------------------------------------------------
Maximum Sales Charge                      2.75%                  $27.50
--------------------------------------------------------------------------
Estimated Annual                          0.19%                   $1.91
Operating Expenses (as a
% of net assets)

If you sell your units before termination, the remaining balance of your deferred sales charge is deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial charge is waived. You only pay the $17.50 deferred fee and operating expenses.




Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                           Total Sales Charge
                                              as a % of the
Amount Purchased                          Public Offering Price

Less than $50,000                                 2.75%

$50,000 to $99,999                                2.50%

$100,000 to $249,999                              2.00%

$250,000 to $999,999                              1.75%

$1,000,000 or more                                1.00%



Other Select Series

Hong Kong Portfolio (Hang Seng Index)
Japan Portfolio (Nikkei Index)
United Kingdom Portfolio (Financial Times Index)
Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Intrinsic Value Portfolio

Equity Investor Funds Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele-Global Trust 2


Equity Investor Funds Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust


Other Defined Asset Funds

Corporate Income Funds
Government Securities Income Funds
International Bond Funds
Municipal Investment Trusts

Don't Delay.

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Read the prospectus carefully before you invest.

Additional Select Ten Portfolios containing the then-highest dividend-yielding stocks may be offered in the future. Information contained herein is subject to amendment. A registration statement relating to the securities of the next Portfolio has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

                                                                 14950BR-11/97

[Copyright] 1997 Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member
SIPC.